Exhibit 99.1

UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF CALIFORNIA MARK CULLEN and SCOT S. COOK, individually and on behalf of all others similarly situated, Plaintiffs, v. RYVYL INC. F/K/A GREENBOX POS, BEN ERREZ, FREDI NISAN, AND BENJAMIN CHUNG, Defendants. Case No. 3:23 - cv - 0185 - GPC - SBC STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement, dated as of July 9, 2025 (the “Stipulation”) is entered into between: (a) lead plaintiff Scot S. Cook (“Lead Plaintiff”), on behalf of himself and the Settlement Class (defined below); and (b) defendants Ryvyl Inc. f/n/a Greenbox POS (“Ryvyl” or the “Company”); Ben Errez (“Errez”), Fredi Nisan (“Nisan”) and Benjamin Chung (collectively, “Individual Defendants”; together with Ryvyl, “Defendants”; and together with Lead Plaintiff, the “Parties”), and embodies the terms and conditions of the settlement of the above - captioned action (the “Action”). 1 Subject to the approval of the Court and the terms 1 All terms with initial capitalization not otherwise defined herein shall have the meanings ascribed to them in ¶ 1 herein. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2560 Page 2 of 123

2 and conditions expressly provided herein, this Stipulation is intended to fully, finally and forever compromise, settle, release, resolve, and dismiss with prejudice the Action and all claims asserted therein. WHEREAS: A. On February 1, 2023, a class action complaint was filed in the United States District Court for the Southern District of California (“the Court”), styled Cullen v. Ryvyl Inc. F/K/A Greenbox POS, et al. , 23 - cv - 0185 - GPC - AGS. ECF No. 1. B. On April 3, 2023, Scot S. Cook moved to be appointed lead plaintiff. ECF No. 7. By Order dated May 9, 2023, the Court appointed Scot S. Cook to serve as Lead Plaintiff and approved Lead Plaintiff’s selection of Glancy Prongay & Murray LLP as Lead Counsel for the putative class. ECF No. 20. C. On June 30, 2023, Lead Plaintiff filed and served his 43 - page (144 - paragraph) Amended Class Action Complaint for Violations of the Federal Securities Laws (“Amended Complaint”) asserting claims against Defendants pursuant to Section 10(b) of the Securities Exchange Act of 1934 (“Exchange Act”) and Securities and Exchange Commission (“SEC”) Rule 10b - 5 promulgated thereunder, and against the Individual Defendants under Section 20(a) of the Exchange Act. ECF No. 33. Lead Plaintiff also asserted claims pursuant to Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 (“Securities Act”). Id . Among Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2561 Page 3 of 123

3 other things, the Amended Complaint alleged that Defendants made materially false and misleading statements and/or failed to disclose that: (1) Ryvyl misrepresented its serious issues with its internal controls; (2) Ryvyl’s financial statements for December 31, 2021, through and including interim periods ended September 30, June 30, and March 31, 2022, contained errors resulting in overstatements of revenue, assets, and stockholders’ equity and understatements of losses; (3) Ryvyl would need to restate its previously issued financial statements for those periods; and (4) as a result, Defendants’ statements about the Company’s business, operations, and prospects, were materially false and misleading and/or lacked a reasonable basis. Id . Lead Plaintiff further alleged that the alleged misrepresentations proximately caused class member losses when the truth was revealed. Id . In addition to claims asserted against Defendants, the Amended Complaint also asserted claims against EF Hutton F/K/A Kingswood Capital Markets and R.F. Lafferty & Co. (“Underwriter Defendants”) and against former Company Chief Financial Officer (“CFO”) J. Drew Byelick (“Byelick”). Id . D. On August 14, 2023, Defendants and the Underwriter Defendants each filed motions to dismiss the Amended Complaint. ECF Nos. 40, 41. E. On August 14, 2023, CFO Byelick filed a motion to extend the time to respond to the Amended Complaint, which the Court granted on August 15, 2023. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2562 Page 4 of 123

4 ECF Nos. 42, 44. On August 23, 2023, CFO Byelick filed his motion to dismiss the Amended Complaint. ECF No. 53. F. On September 28, 2023, Lead Plaintiff filed an omnibus opposition to the motions to dismiss filed by Defendants, the Underwriter Defendants, and defendant Byelick. ECF No. 58. G. On October 24, 2023, CFO Byelick filed a reply in support of his motion to dismiss. ECF No. 60. H. On October 27, 2023, Defendants and the Underwriter Defendants each filed a reply in support of their respective motions to dismiss. ECF Nos. 61, 62. I. On November 11, 2023, Judge Curiel issued an order continuing the hearing previously set for the motions to dismiss from November 17, 2023 to December 1, 2023. ECF No. 63. J. On November 27, 2023, the Parties filed a Joint Motion Regarding Motions to Dismiss and Scheduling Issues informing the Court that the parties had agreed to attempt to resolve the litigation through mediation and wished to adjourn the motions to dismiss until after an attempt to mediate. ECF No. 64. K. On November 28, 2023, the Court granted the parties’ Joint Motion Regarding Motions to Dismiss and Scheduling Issues. ECF No. 65. L. On February 2, 2024, the parties filed a Joint Status Report Regarding Mediation informing the Court that the Parties had scheduled a mediation with Jed Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2563 Page 5 of 123

5 D. Melnick Esq. of JAMS, a well - respected mediator of complex actions, and that the mediation was set for February 6, 2024. ECF No. 66. M. On February 2, 2024, the Court issued an Order requiring the parties to file a further update regarding the mediation by February 22, 2024. ECF No. 67. N. On February 22, 2024, the parties filed a Joint Status Report Regarding Mediation informing the Court that the Parties engaged in mediation with Jed D. Melnick on February 6, 2024, but were unable to reach a settlement. The Parties, however, continued to attempt to reach a resolution of the Action through efforts with Mr. Melnick. The Parties also requested the Court to re - set the previously vacated hearing date for the motions to dismiss. ECF No. 68. O. On March 1, 2024, the Court issued an order Granting in Part and Denying in Part the pending motions to dismiss. ECF No. 71; Cullen v. RYVYL Inc. , No. 3:23 - CV - 0185 - GPC - SBC, 2024 WL 898206 (S.D. Cal. Mar. 1, 2024). P. On May 1, 2024, Lead Plaintiff filed and served his 39 - page (111 - paragraph) Second Amended Class Action Complaint for Violations of the Federal Securities Laws (“Second Amended Complaint”) in response to the Court’s order Granting in Part and Denying in Part the Amended Complaint. ECF No. 80. In light of the Court’s order, and the holdings contained therein, Lead Plaintiff decided to allege Exchange Act claims, but not Securities Act claims. Id . Given the Court’s Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2564 Page 6 of 123

6 ruling, Lead Plaintiff also elected not to pursue claims against the Underwriter Defendants or Defendant Byelick in the Second Amended Complaint. Id . Q. On July 1, 2024, Defendants filed a motion to dismiss the Second Amended Complaint. ECF No. 85. R. On August 15, 2024, Lead Plaintiff filed an opposition to Defendants’ motion to dismiss the Second Amended Complaint. ECF No. 89. S. On September 16, 2024, Defendants filed a reply in support of their motion to dismiss the Second Amended Complaint. ECF No. 90. T. On October 3, 2024, Judge Curiel issued an order vacating the October 4, 2024, hearing date set for Defendants’ motion to dismiss and took the motion under submission. ECF No. 91. U. On October 21, 2024, the Court issued an order Granting in Part and Denying in Part Defendants’ Motion to Dismiss the Second Amended Complaint. ECF No. 92; Cullen v. Ryvyl Inc. , No. 3:23 - CV - 0185 - GPC - SBC, 2024 WL 4536471 (S.D. Cal. Oct. 21, 2024). V. On November 12, 2024, Lead Plaintiff filed and served his 57 - page (128 - paragraph) Third Amended Class Action Complaint for Violations of the Federal Securities Laws (“Complaint” or “Third Amended Complaint”) in response to the Court’s order Granting in Part and Denying in Part the Second Amended Complaint. ECF No. 93. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2565 Page 7 of 123

7 W. In the subsequent months, Defendants sought and received extensions to respond to the Third Amended Complaint as the Parties continued to explore the possibility of resolution of the Action through Mr. Melnick. These negotiations culminated in an agreement to settle the Action for the equivalent of one million dollars ($1,000,000) in cash and stock (combined). X. On March 3, 2025, the Parties filed a Joint Motion Regarding Stay Pending Consideration of Class Action Settlement in which the Parties informed the Court that their negotiations through Mr. Melnick had resulted in an agreement in principle to settle the claims in the Action. The Parties also requested a stay of the litigation as the Parties memorialized the attendant details of the Settlement. Y. On March 4, 2025, the Court granted the Parties’ request to stay the litigation in the Action as the Parties memorialized the Settlement. Z. This Stipulation (together with the exhibits hereto) reflects the final and binding agreement between the Parties. AA. Based upon their investigation, prosecution, and mediation of the case, Lead Plaintiff and Lead Counsel have concluded that the terms and conditions of this Stipulation are fair, reasonable and adequate to Lead Plaintiff and the other members of the Settlement Class, and in their best interests. Based on Lead Plaintiff’s direct oversight of the prosecution of this matter and with the advice of his counsel, Lead Plaintiff has agreed to settle and release the claims raised in the Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2566 Page 8 of 123

8 Action pursuant to the terms and provisions of this Stipulation, after considering, among other things: (a) the substantial financial benefit that Lead Plaintiff and the other members of the Settlement Class will receive under the proposed Settlement; and (b) the significant risks and costs of continued litigation and trial. BB. This Stipulation constitutes a compromise of matters that are in dispute between the Parties. Defendants are entering into this Stipulation solely to eliminate the uncertainty, burden and expense of further protracted litigation. Each of the Defendants denies any wrongdoing, and this Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any of the Defendants with respect to any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that the Defendants have, or could have, asserted. The Defendants expressly deny that Lead Plaintiff asserted any valid claims as to any of them, and expressly deny any and all allegations of fault, liability, wrongdoing or damages whatsoever. Similarly, this Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of Lead Plaintiff of any infirmity in any of the claims asserted in the Action, or an admission or concession that any of the Defendants’ defenses to liability had any merit. Each of the Parties recognizes and acknowledges, however, that the Action has been initiated, filed and prosecuted by Lead Plaintiff in good faith and defended by Defendants in good faith, that the Action Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2567 Page 9 of 123

9 is being voluntarily settled with the advice of counsel, and that the terms of the Settlement are fair, adequate and reasonable. NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and among Lead Plaintiff (individually and on behalf of all other members of the Settlement Class) and Defendants, by and through their respective undersigned attorneys and subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, that, in consideration of the benefits flowing to the Parties from the Settlement, all Released Plaintiff’s Claims as against the Released Defendants’ Parties and all Released Defendants’ Claims as against the Released Plaintiff’s Parties shall be settled and released, upon and subject to the terms and conditions set forth below. DEFINITIONS 1. As used in this Stipulation and any exhibits attached hereto and made a part hereof, the following capitalized terms shall have the following meanings: (a) “Action” means the consolidated securities class action in the matter styled Cullen v. Ryvyl Inc. et al. , Case No. 3:23 - cv - 00185 - GPC - SBC (S.D. Cal.). (b) “Alternate Judgment” means a form of final judgment that may be entered by the Court herein but in a form other than the form of Judgment provided for in this Stipulation. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2568 Page 10 of 123

10 (c) “Authorized Claimant” means a Settlement Class Member who submits a Proof of Claim Form to the Claims Administrator that is approved by the Court for payment from the Net Settlement Fund. (d) “Cash Settlement Amount” means $300,000 in cash, that Defendants have paid, or caused to be paid. (e) “Cash Settlement Fund” means the Cash Settlement Amount, plus any interest accrued thereon while in the Escrow Account. (f) “CIC” means an acquisition of Ryvyl by way of merger or through the acquisition of all of the outstanding shares of Ryvyl common stock (including by tender offer) or any other corporate transaction in which the outstanding shares of Ryvyl common stock are extinguished. (g) “CIC Transaction” means a transaction or transactions effecting a CIC. (h) “Claim” means a Proof of Claim Form submitted to the Claims Administrator. (i) “Claim Form” or “Proof of Claim Form” means the form, substantially in the form attached hereto as Exhibit A - 2, that a Claimant or Settlement Class Member must complete and submit should that Claimant or Settlement Class Member seek to share in a distribution of the Net Settlement Fund. (j) “Claimant” means a person or entity who or which submits a Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2569 Page 11 of 123

11 Claim Form to the Claims Administrator seeking to be eligible to share in the proceeds of the Settlement Fund. (k) “Claims Administrator” means the firm retained by Lead Plaintiff and Lead Counsel, subject to approval of the Court, to provide all notices approved by the Court to potential Settlement Class Members and to administer the Settlement. (l) “Class Distribution Order” means an order entered by the Court authorizing and directing that the Net Settlement Fund be distributed, in whole or in part, to Authorized Claimants. (m) “Complaint” or “Third Amended Complaint” means the Third Amended Class Action Complaint for Violations of the Federal Securities Laws (ECF No. 93) filed by Lead Plaintiff in the Action on November 12, 2024. (n) “Court” means the United States District Court for the Southern District of California. (o) “Defendants” means, collectively, Ryvyl, and the Individual Defendants. (p) “Defendants’ Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (q) “Derivative Actions” means, collectively: (i) In re RYVYL Inc. Derivative Litigation, Case No. 3:23 - cv - 01165 - GPC - SBC (S.D. Cal.); and (ii) Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2570 Page 12 of 123

12 Brown v. Errez, et al. , Case No. A - 24 - 8923820 - C (Clark Cty., Nev.). (r) “Effective Date” with respect to the Settlement means the first date by which all of the events and conditions specified in ¶ 38 of this Stipulation have been met and have occurred or have been waived. (s) “Escrow Account” means an account maintained at The Huntington National Bank wherein the Settlement Amount shall be deposited and held in escrow under the control of Lead Counsel. (t) “Escrow Agent” means The Huntington National Bank. (u) “Escrow Agreement” means the agreement between Lead Counsel and the Escrow Agent setting forth the terms under which the Escrow Agent shall maintain the Escrow Account. (v) “Excluded Claims” means any claims: (i) relating to the enforcement of the Settlement; (ii) of any person or entity who or which submits a request for exclusion that is accepted by the Court; or (iii) asserted derivatively on behalf of Ryvyl, including in any of the Derivative Actions. (w) “Final,” with respect to the Judgment or, if applicable, the Alternate Judgment, or any other court order, means: (i) if no appeal is filed, the expiration date of the time provided for filing or noticing any appeal under the Federal Rules of Appellate Procedure, i.e. , thirty (30) days after entry of the judgment or order; or (ii) if there is an appeal from the judgment or order: (a) the Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2571 Page 13 of 123

13 date of final dismissal of all such appeals, or the final dismissal of any proceeding on certiorari or otherwise; or (b) the date the judgment or order is finally affirmed on an appeal, the expiration of the time to file a petition for a writ of certiorari or other form of review, or the denial of a writ of certiorari or other form of review, and, if certiorari or other form of review is granted, the date of final affirmance following review pursuant to that grant. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to (i) attorneys’ fees, costs or expenses, or (ii) the plan of allocation of Settlement proceeds (as submitted or subsequently modified), shall not in any way delay or preclude a judgment from becoming Final. (x) “Immediate Family” means children, stepchildren, parents, stepparents, spouses, siblings, mothers - in - law, fathers - in - law, sons - in - law, daughters - in - law, brothers - in - law, and sisters - in - law; with “spouse” meaning a husband, a wife, or a partner in a state - recognized domestic relationship or civil union. (y) “Individual Defendants” means Ben Errez, Fredi Nisan, and Benjamin Chung. (z) “Judgment” means the final judgment, substantially in the form attached hereto as Exhibit B, to be entered by the Court approving the Settlement. (aa) “Lead Counsel” means the law firm of Glancy Prongay & Murray Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2572 Page 14 of 123

14 LLP. (bb) “Lead Plaintiff” means Scot S. Cook. (cc) “Litigation Expenses” means costs and expenses incurred in connection with commencing, prosecuting and settling the Action (which may include the costs and expenses of Lead Plaintiff directly related to his representation of the Settlement Class), for which Lead Counsel intends to apply to the Court for reimbursement from the Settlement Fund. (dd) “Net Settlement Fund” means the Settlement Fund less: (i) any Taxes; (ii) any Notice and Administration Costs; (iii) any Litigation Expenses awarded by the Court; and (iv) any attorneys’ fees awarded by the Court. (ee) “Notice” means the Notice of: (I) Pendency of Class Action, Certification of Settlement Class, and Proposed Settlement; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Reimbursement of Litigation Expenses, substantially in the form attached hereto as Exhibit A - 1, which shall be made available online at a website maintained by the Claims Administrator or mailed to Settlement Class Members upon request. (ff) “Notice and Administration Costs” means the costs, fees and expenses that are incurred by the Claims Administrator and/or Lead Counsel in connection with: (i) providing notice to the Settlement Class; and (ii) administering the Settlement, including but not limited to the Claims process, as well as the costs, Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2573 Page 15 of 123

15 fees and expenses incurred in connection with the Escrow Account. (gg) “Officer” means any officer as that term is defined in Securities and Exchange Act Rule 16a - 1(f). (hh) “Parties” means Defendants and Lead Plaintiff, on behalf of himself and the Settlement Class. (ii) “Plaintiffs’ Counsel” means Lead Counsel and all other legal counsel who, at the direction and under the supervision of Lead Counsel, performed services on behalf of the Settlement Class in the Action. (jj) “Plan of Allocation” means the proposed plan of allocation of the Net Settlement Fund set forth in the Notice. (kk) “Postcard Notice” means the Postcard Notice of: (I) Pendency of Class Action, Certification of Settlement Class, and Proposed Settlement; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Reimbursement of Litigation Expenses, substantially in the form attached hereto as Exhibit A - 4, which is to be mailed to Settlement Class Members. (ll) “Preliminary Approval Order” means the order, substantially in the form attached hereto as Exhibit A, to be entered by the Court preliminarily approving the Settlement and directing that notice of the Settlement be provided to the Settlement Class. (mm) “PSLRA” means the Private Securities Litigation Reform Act of Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2574 Page 16 of 123

16 1995, 15 U.S.C. § 78u - 4 , as amended. (nn) “Put Option” means the put option Ryvyl will offer as settlement consideration to the Settlement Class, which only may be exercised by Lead Counsel in its sole discretion, pursuant to which Lead Counsel, on behalf of the Settlement Class, can sell the Settlement Shares back to Ryvyl at $1.00 per share if the 10 - day average closing price falls below $1.00 (as determined by Bloomberg) before Lead Counsel sells the Settlement Shares pursuant to the formula set in ¶ 12 of this Stipulation. (oo) “Released Claims” means, collectively, all Released Plaintiff’s Claims and all Released Defendants’ Claims. (pp) “Released Defendants’ Claims” means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common or foreign law, that arise out of or are based upon the institution, prosecution, or settlement of the claims asserted in the Action against Defendants. Released Defendants’ Claims do not include: (i) any claims relating to the enforcement of the Settlement; or (ii) any claims against any person or entity who or which submits a request for exclusion from the Settlement Class that is accepted by the Court. (qq) “Released Defendants’ Parties” means (i) Defendants; (ii) the immediate family members (as defined in the Stipulation) of the Individual Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2575 Page 17 of 123

17 Defendants; (iii) direct or indirect parent entities, subsidiaries, related entities, and affiliates of Ryvyl; (iv) any trust of which any Individual Defendant is the settlor or which is for the benefit of any Individual Defendant and/or his or her immediate family members; (v) for any of the entities listed in parts (i) through (iv), their respective past and present general partners, limited partners, principals, shareholders, joint venturers, officers, directors, managers, managing directors, supervisors, employees, contractors, consultants, experts, auditors, accountants, underwriters, bankers, financial advisors, insurers, trustees, trustors, agents, attorneys, predecessors, successors, assigns, heirs, executors, administrators, and any controlling person thereof; and (v) any entity in which a Defendant has a controlling interest; all in their capacities as such. (rr) “Released Plaintiff’s Claims” means all claims and causes of action of every nature and description, whether known claims or Unknown Claims, whether arising under federal, state, common or foreign law, that Lead Plaintiff or any other member of the Settlement Class: (i) asserted in the Third Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Complaint”); or (ii) could have asserted in any forum that arise out of or are based upon the allegations, transactions, facts, matters or occurrences, representations or omissions involved, set forth, or referred to in the Complaint and that relate to the purchase of publicly traded Ryvyl and/or Greenbox common stock during the Settlement Class Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2576 Page 18 of 123

18 Period. Released Plaintiff’s Claims do not include: (i) any claims relating to the enforcement of the Settlement; (ii) any derivative claims, including those asserted in the Derivative Actions; and (iii) any claims of any person or entity who or which submits a request for exclusion that is accepted by the Court. (ss) “Released Plaintiff’s Parties” means (i) Lead Plaintiff, all Settlement Class members, any other plaintiffs in the Action, Lead Counsel, any other counsel for plaintiffs in the Action, and (ii) each of their respective family members, and their respective partners, general partners, limited partners, principals, shareholders, joint venturers, members, officers, directors, managing directors, supervisors, employees, contractors, consultants, experts, auditors, accountants, financial advisors, insurers, trustees, trustors, agents, attorneys, predecessors, successors, assigns, heirs, executors, administrators, and any controlling person thereof; all in their capacities as such. (tt) “Releasee(s)” means each and any of the Released Defendants’ Parties and each and any of the Released Plaintiff’s Parties. (uu) “Releases” means the releases set forth in ¶¶ 5 - 6 of this Stipulation. (vv) “Ryvyl” and the “Company” mean Ryvyl Inc. f/n/a Greenbox POS. (ww) “Settlement” means the settlement between Lead Plaintiff and Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2577 Page 19 of 123

19 Defendants on the terms and conditions set forth in this Stipulation. (xx) “Settlement Amount” means, collectively, the Cash Settlement Amount, the Settlement Shares, and the Put Option. (yy) “Settlement Brokerage Account” means the securities brokerage account that Lead Counsel will designate as the recipient of the Settlement Shares. (zz) “Settlement Class” means as all persons and entities that purchased the publicly traded common stock of Ryvyl Inc. (NASDAQ: RVYL) and/or Greenbox POS (NASDAQ: GBOX) between May 13, 2021 and January 20, 2023, both dates inclusive, and were damaged thereby. Excluded from the Settlement Class are: (a) persons and entities that suffered no compensable losses; and (b)(i) Defendants; (ii) any person who served as a partner, control person, officer and/or director of the Company during the Settlement Class Period, and members of their Immediate Families; (iii) present and former parents, subsidiaries, assigns, successors, affiliates, and predecessors of the Company; (iv) any entity in which any excluded person or entity has or had a controlling interest; (v) any trust of which an Individual Defendant is the settlor or which is for the benefit of an Individual Defendant and/or member(s) of their Immediate Families; and (vi) the legal representatives, heirs, successors, predecessors, and assigns of any person or entity excluded under provisions (i) through (v) hereof. Also excluded from the Settlement Class are any persons and entities who or which submit a request for exclusion from Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2578 Page 20 of 123

20 the Settlement Class that is accepted by the Court. For the avoidance of doubt, “affiliates” are persons or entities that directly, or indirectly through one or more intermediaries, control, are controlled by or are under common control with one of the Defendants. (aaa) “Settlement Class Member” means each person and entity who or which is a member of the Settlement Class. (bbb) “Settlement Class Period” means the period from May 13, 2021 and January 20, 2023, both dates inclusive. (ccc) “Settlement Fund” means the Cash Settlement Fund, plus the Settlement Shares (and/or any money generated from the sale of the Settlement Shares, including interest earned thereon). (ddd) “Settlement Fairness Hearing” means the hearing set by the Court under Rule 23(e)(2) of the Federal Rules of Civil Procedure to consider final approval of the Settlement. (eee) “Settlement Shares” means 700,000 freely tradable shares of Ryvyl common stock. In the event of a reverse stock split prior to the Effective Date of the Settlement, the number of Settlement Shares and/or the Put Option purchase price shall be reformulated so that the value of the Settlement Shares/Put Option shall not be less than $700,000 as of the Effective Date. (fff) “Summary Notice” means the Summary Notice of: (I) Pendency Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2579 Page 21 of 123

21 of Class Action, Certification of Settlement Class, and Proposed Settlement; (II) Settlement Fairness Hearing; and (III) Motion for an Award of Attorneys’ Fees and Reimbursement of Litigation Expenses, substantially in the form attached hereto as Exhibit A - 3, to be published as set forth in the Preliminary Approval Order. (ggg) “Taxes” means: (i) all federal, state and/or local taxes of any kind (including any interest or penalties thereon) on any income earned by the Settlement Fund; and (ii) the expenses and costs incurred by Lead Counsel in connection with determining the amount of, and paying, any taxes owed by the Settlement Fund (including, without limitation, expenses of tax attorneys and accountants). (hhh) “Term Sheet” means the Settlement term sheet executed on behalf of the Parties and dated February 28, 2025. (iii) “Unknown Claims” means any Released Plaintiff’s Claims which Lead Plaintiff, any other Settlement Class Member, or any other person or entity legally entitled to bring Released Plaintiff’s Claims on behalf of any Settlement Class Member in such capacity only, does not know or suspect to exist in his, her or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant, or any other person or entity legally entitled to bring Released Defendants’ Claims on behalf of the Defendants in such capacity only, does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her or it, might have affected his, her or its Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2580 Page 22 of 123

22 decision(s) with respect to this Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Lead Plaintiff and Defendants shall expressly waive, and each of the other Settlement Class Members and each of the other releasing parties shall be deemed to have waived, and by operation of the Judgment or the Alternate Judgment, if applicable, shall have expressly waived, any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code § 1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Lead Plaintiff and Defendants acknowledge, and each of the other releasing parties shall be deemed by operation of law to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement. CLASS CERTIFICATION 2. Solely for purposes of the Settlement and for no other purpose, Defendants stipulate and agree to: (a) certification of the Action as a class action pursuant to Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedure on behalf of the Settlement Class; (b) certification of Lead Plaintiff as Class Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2581 Page 23 of 123

23 Representative for the Settlement Class; and (c) appointment of Lead Counsel as Class Counsel for the Settlement Class pursuant to Rule 23(g) of the Federal Rules of Civil Procedure. PRELIMINARY APPROVAL OF SETTLEMENT 3. Promptly upon execution of this Stipulation, Lead Plaintiff will move for preliminary approval of the Settlement, certification of the Settlement Class for settlement purposes only, and the scheduling of a hearing for consideration of final approval of the Settlement, which motion shall be unopposed by Defendants. Concurrently with the motion for preliminary approval, Lead Plaintiff shall apply to the Court for, and Defendants shall agree to, entry of the Preliminary Approval Order, substantially in the form attached hereto as Exhibit A. RELEASE OF CLAIMS 4. The obligations incurred pursuant to this Stipulation are in consideration of: (i) the full and final disposition of the Action as against Defendants; and (ii) the Releases provided for herein. 5. Pursuant to the Judgment, or the Alternate Judgment, if applicable, without further action by anyone, upon the Effective Date of the Settlement, Lead Plaintiff and the other members of the Settlement Class, on behalf of themselves, and on behalf of any other person or entity legally entitled to bring Released Plaintiff’s Claims on behalf of the respective Settlement Class Members in such Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2582 Page 24 of 123

24 capacity only, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever released each and every Released Plaintiff’s Claim against the Defendants and the other Released Defendants’ Parties, and shall forever be barred and enjoined from prosecuting, directly or indirectly, representatively, or in any other capacity, against any of the Released Defendants’ Parties any or all of the Released Plaintiff’s Claims. This release shall not apply to any Excluded Claim. 6. Pursuant to the Judgment, or the Alternate Judgment, if applicable, without further action by anyone, upon the Effective Date of the Settlement, Defendants, and any person or entity that can assert claims on their behalf, in such capacity only, shall be deemed to have, and by operation of law and of the judgment shall have, fully, finally and forever released each and every Released Defendants’ Claim against Lead Plaintiff and the other Released Plaintiff’s Parties, and shall forever be barred and enjoined from prosecuting any or all of the Released Defendants’ Claims against any of the Released Plaintiff’s Parties. This release shall not apply to any person or entity who or which submits a request for exclusion from the Settlement Class that is accepted by the Court. 7. Notwithstanding ¶¶ 5 - 6 above, nothing in the Judgment, or the Alternate Judgment, if applicable, shall bar any action by any of the Parties to enforce or effectuate the terms of this Stipulation or the Judgment, or Alternate Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2583 Page 25 of 123

25 Judgment, if applicable. THE SETTLEMENT CONSIDERATION 8. Total Settlement Consideration. In consideration of the settlement of the Released Plaintiff’s Claims against Defendants and the other Released Defendants’ Parties, Defendants have agreed to pay, or cause to be paid, the $300,000 Cash Settlement Amount, and Ryvyl agrees to pay, and Defendants Nisan and Errez agree to cause Ryvyl to pay, the 700,000 Settlement Shares as set forth below. 9. Payment of Cash Settlement Amount. Defendants have paid, or caused to be paid, the Cash Settlement Amount into the Escrow Account, receipt of which is hereby acknowledged by Lead Counsel. 10. Issuance and Delivery of Settlement Shares. Within ten (10) business days: (i) after entry of the Judgment or Alternative Judgment , and notwithstanding the existence of any timely filed objections to the Settlement, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof ; or (ii) after the date Defendants’ Counsel receives written instruction from Lead Counsel identifying the Settlement Brokerage Account and all necessary information for transferring the Settlement Shares to the Settlement Brokerage Account, whichever is later, Ryyvl agrees to deliver, and Defendants Nisan and Errez agree to cause Ryvyl to deliver, the Settlement Shares to the Settlement Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2584 Page 26 of 123

26 Brokerage Account in accordance with the written instructions of Lead Counsel. The following terms and conditions shall apply to the issuance and delivery of the Settlement Shares: (a) All Settlement Shares will be duly and validly issued, fully paid, non - assessable, listed on NASDAQ (or any other stock exchange or market on which Ryvyl’s common stock is then listed or quoted), and free from all liens and encumbrances, and will be either registered under the Securities Act of 1933 (“Securities Act”) or exempt from registration under Section 3(a)(10) of the Securities Act (“Section 3(a)(10)”); provided, however , that should Ryvyl choose to register the Settlement Shares, the registration of the Settlement Shares will not extend the deadline by which the Settlement Shares must be issued and delivered as stated in this ¶ 10. (b) The Settlement Shares shall be registered, or available for resale without registration under the Securities Act, upon issuance and delivery and shall be issued and delivered in accordance with any applicable state securities laws, rules, or regulations (“State Blue Sky Laws”) at Ryvyl’s expense. (c) In order to qualify for the exemption provided by Section 3(a)(10), the Parties and their counsel will take all steps necessary to ensure that each of the following conditions will be satisfied: (i) Settlement Class Members shall be given adequate notice of the Settlement Fairness Hearing; (ii) the Settlement Fairness Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2585 Page 27 of 123

27 Hearing shall be open to all Settlement Class Members; (iii) there shall be no improper impediments to the appearance by any Settlement Class Member at the Settlement Fairness Hearing; (iv) the Court shall be advised before the Settlement Fairness Hearing that Ryvyl will rely on the Section 3(a)(10) exemption based on the Court’s approval of the issuance of the Settlement Shares as part of the consideration provided in exchange for the settlement and release of the Released Plaintiff’s Claims; (v) the Settlement Fairness Hearing shall include consideration of the fairness of the terms and conditions of the issuance of the Settlement Shares in exchange for the settlement and release of the Released Plaintiff’s Claims against the Released Defendants’ Parties; and (vi) the order to be entered by the Court shall approve the fairness to the Settlement Class Members of the terms and conditions of the issuance of the Settlement Shares in exchange for the settlement and release of the Released Plaintiff’s Claims against the Released Defendants’ Parties. (d) If the Settlement Shares are to be issued pursuant to the exemption from registration under Section 3(a)(10), Ryvyl must confirm to Lead Counsel that the Company has obtained the written opinion of counsel described below, but only if and when such opinion of counsel is required by the transfer agent or NASDAQ (or any other stock exchange or market on which Ryvyl’s common stock is then listed or quoted) in connection with the issuance and listing of the Settlement Shares, and at no cost to the Settlement Class, the Settlement Fund, or Lead Counsel; such written Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2586 Page 28 of 123

28 opinion of counsel to be substantially to the effect that the issuance and delivery of the Settlement Shares to the Settlement Brokerage Account, and the subsequent sale of Settlement Shares by Lead Counsel, are exempt from registration under the Securities Act under Section 3(a)(10) of that Act (the “Section 3(a)(10) Opinion”). (e) Pursuant to Section 3(a)(10) of the Securities Act, the Court’s entry of the Judgment, or Alternative Judgment, confirming the fairness of the Settlement may serve as a substitute for the registration requirements of the Securities Act with regard to any Settlement Shares used to fund the Settlement Amount. At the Settlement Fairness Hearing, the Parties agree that the Court will be asked to find with regard to any Settlement Shares being issued as part of the Settlement Amount that: (i) the terms and conditions of the proposed issuance are fair to all those who will receive Settlement Shares in the proposed exchange; and (ii) the terms and conditions of, and the procedures for, the proposed issuance are fair, both substantively and procedurally, to those to whom the Settlement Shares will be issued. (f) From the date of this Stipulation through the date of issuance and delivery of the Settlement Shares to the Settlement Brokerage Account, no capital contributions or capital calls will be required from holders of Ryvyl common stock or the Settlement Class. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2587 Page 29 of 123

29 (g) The Settlement Shares will be issued by Ryvyl (or its successor entity) only in certificate - less (book entry) form, and be registered in the name(s) as provided in the written instructions from Lead Counsel and the Claims Administrator, as set forth above. Ryvyl (or its successor entity) will not issue or otherwise provide any physical certificates for any of the Settlement Shares. (h) Defendants will be responsible for all costs and expenses associated with the issuance of the Settlement Shares, including without limitation, (i) all costs related to the transfer of the Settlement Shares to the Settlement Brokerage Account; and (ii) all costs associated with listing the Settlement Shares on NASDAQ (or any other stock exchange or market on which Ryvyl’s common stock is then listed or quoted). In the event Ryvyl is delisted from NASDAQ, Ryvyl or any successor entity will make commercially reasonable efforts to arrange for its stock to continue to be eligible for trading on the Pink Open Market or another market operated by OTC Markets Group Inc., including, if and to the extent required to maintain such listing, by making commercially reasonable efforts to arrange for at least one broker - dealer that is registered as such with the SEC and is a member of FINRA to file and maintain current a Form 211 concerning Ryvyl common stock with FINRA and to quote the stock. (i) In the event of a reverse stock split prior to the Effective Date of the Settlement, the number of Settlement Shares and/or the Put Option purchase Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2588 Page 30 of 123

30 price (described below) shall be reformulated so that the value of the Settlement Shares/Put Option shall not be less than $700,000 as of the Effective Date. (j) In the event of a CIC prior to the issuance and delivery of the Settlement Shares to the Settlement Brokerage Account: (i) if holders of Ryvyl common stock receive all cash in the CIC Transaction, then in lieu of the Settlement Shares, Ryvyl or the successor entity shall pay cash in an amount equal to $700,000; and (ii) if the holders of Ryvyl common stock receive consideration in such CIC Transaction that is not entirely composed of cash, then Ryvyl or the successor entity shall continue to be obligated to provide the Settlement Shares; provided, however , in such event, the Settlement Shares shall be the stock of the successor entity in an amount equal to $700,000 based on the average daily adjusted closing price (as determined by Bloomberg) of the successor entity’s common stock on such stock exchange or market on which that stock is then listed over the five (5) trading days immediately preceding the date the Settlement Shares are due to be deposited into the Settlement Brokerage Account as set forth above. Additionally, in the event of a CIC prior to the issuance and delivery of the Settlement Shares to the Settlement Brokerage Account, with respect to the Settlement Share component of the Settlement Amount, the successor entity shall have the option in its sole discretion to pay all or part of the value of the Settlement Shares in cash in an amount equal to no Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2589 Page 31 of 123

31 less than $700,000.00. Any amounts paid in cash pursuant to this subparagraph (j) shall be deemed part of the Cash Settlement Fund. 11. Sale of Shares/Put Option. It is Lead Counsel’s intention to sell the Settlement Shares and distribute the proceeds along with the Cash Settlement Fund to the Settlement Class. In order to facilitate this sale, and to eliminate the downside risk to the Settlement Class, Ryvyl will offer, and Errez and Nisan agree to cause Ryvyl to offer, a Put Option to the Settlement Class, that only may be exercised by Lead Counsel in its sole discretion, pursuant to which the Settlement Class can sell the Settlement Shares back to Ryvyl at $1.00 per share if the 10 - day average closing price falls below $1.00 (as determined by Bloomberg) before Lead Counsel sells the Settlement Shares pursuant to the formula set forth in ¶ 12. 12. Defendants agree that Lead Counsel, in their sole discretion, may sell the Settlement Shares at any time after delivery of the Settlement Shares to generate and distribute cash rather than having to distribute Settlement Shares to the Settlement Class. The number of Settlement Shares that can be sold in a single day shall be limited to the greater of 15% of the three - month trailing average of the stock’s trading volume or 15% of the actual trading volume on the prior trading day, both of which will be determined by Bloomberg. The number of Settlement Shares subject to the Put Option described herein reduces pro rata as the Settlement Shares are sold. Lead Counsel may sell the Settlement Shares or exercise the Put Option at Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2590 Page 32 of 123

32 any time following their deposit into the Settlement Brokerage Account, provided, however, that if the sale happens prior to the Effective Date, all such proceeds will be deposited in the Settlement Fund. If the Effective Date does not occur, Lead Counsel will return to Ryvyl (or any persons or entities providing the Settlement Shares) the proceeds of any stock sale in lieu of returning Settlement Shares that have been sold. 13. In the event Ryvyl files for bankruptcy before either the Effective Date or the delivery of the full amount of consideration (cash, Settlement Shares, and Put Option) described herein, Lead Plaintiff may elect to terminate this Settlement subject to the terms of ¶ 40 herein. In the event Ryvyl is delisted from NASDAQ, the Put Option shall be immediately exercisable with respect to all unsold Settlement Shares. In the event Ryvyl is unable, or otherwise fails, to fulfill its obligations pursuant to the Put Option, Defendants will have the option to make any such payment within fifteen (15) business days of Lead Counsel exercising the Put Option, and, if they elect not to do so, Lead Counsel may terminate the settlement subject to the terms of ¶ 40 herein. 14. Lead Plaintiff, Lead Counsel and/or their employees or agents shall not engage in any transactions involving the Company’s securities (including, but not limited to, short sales) until after all Settlement Shares are sold. 15. If Defendants fail to cause the Settlement Amount, or any portion Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2591 Page 33 of 123

33 thereof, to be paid in accordance with the terms of this Stipulation, (i) Defendants cannot terminate the Settlement; and (ii) Lead Plaintiff may apply to the Court to enforce the terms of the Settlement, and further request that the Court order Defendants to pay interest on the unfunded portion of the Settlement Amount for which it is obligated to fund at the Compounded Daily Secured Overnight Financing Rate (“SOFR”), plus two percent, from the time funding was due. In the event the payment is more than 45 - days late, the interest rate shall be SOFR, plus eight percent, from the time funding was due. USE OF SETTLEMENT FUND 16. The Settlement Fund shall be used to pay: (a) any Taxes; (b) any Notice and Administration Costs; (c) any Litigation Expenses awarded by the Court; and (d) any attorneys’ fees awarded by the Court. The balance remaining in the Settlement Fund, that is, the Net Settlement Fund, shall be distributed to Authorized Claimants as provided in ¶¶ 25 - 36 below. 17. Except as provided herein or pursuant to orders of the Court, the Net Settlement Fund shall remain in the Escrow Account prior to the Effective Date. All funds held by the Escrow Agent shall be deemed to be in the custody of the Court and shall remain subject to the jurisdiction of the Court until such time as the funds shall be distributed or returned pursuant to the terms of this Stipulation and/or further order of the Court. The Escrow Agent shall invest any funds in the Escrow Account Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2592 Page 34 of 123

34 exclusively in instruments or accounts backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof, including U.S. Treasury bills, a U.S. Treasury Fund, or a bank account that is either: (a) fully insured by the Federal Deposit Insurance Corporation; or (b) secured by instruments backed by the full faith and credit of the United States Government. The Escrow Agent shall reinvest the proceeds of these instruments or accounts as they mature in similar instruments or accounts at their then - current market rates. 18. The Parties agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B - 1 and that Lead Counsel, as administrator of the Settlement Fund within the meaning of Treasury Regulation § 1.468B - 2(k)(3), shall be solely responsible for filing or causing to be filed all informational and other tax returns as may be necessary or appropriate (including, without limitation, the returns described in Treasury Regulation § 1.468B - 2(k)) for the Settlement Fund. Lead Counsel shall also be responsible for causing payment to be made from the Settlement Fund of any Taxes owed with respect to the Settlement Fund. The Released Defendants’ Parties shall not have any liability or responsibility for any such Taxes. Upon written request, Defendants will provide to Lead Counsel the statement described in Treasury Regulation § 1.468B - 3(e). Lead Counsel, as administrator of the Settlement Fund Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2593 Page 35 of 123

35 within the meaning of Treasury Regulation § 1.468B - 2(k)(3), shall timely make such elections as are necessary or advisable to carry out this paragraph, including, as necessary, making a “relation back election,” as described in Treasury Regulation § 1.468B - 1(j), to cause the Qualified Settlement Fund to come into existence at the earliest allowable date, and shall take or cause to be taken all actions as may be necessary or appropriate in connection therewith. 19. All Taxes shall be paid out of the Settlement Fund and shall be timely paid by the Escrow Agent pursuant to the disbursement instructions to be set forth in the Escrow Agreement, and without further order of the Court. Any tax returns prepared for the Settlement Fund (as well as the election set forth therein) shall be consistent with the previous paragraph and in all events shall reflect that all Taxes on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided herein. The Released Defendants’ Parties shall have no responsibility or liability for the acts or omissions of Lead Counsel or its agents with respect to the payment of Taxes, as described herein. 20. The Settlement is not a claims - made settlement. Upon the occurrence of the Effective Date, no Defendant, Released Defendants’ Party, or any other person or entity who or which paid any portion of the Settlement Amount or Settlement Shares shall have any right to the return of the Settlement Fund or any portion thereof for any reason whatsoever, including without limitation, the number of Claim Forms Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2594 Page 36 of 123

36 submitted, the collective amount of Recognized Claims of Authorized Claimants, the percentage of recovery of losses, or the amounts to be paid to Authorized Claimants from the Net Settlement Fund. 21. Notwithstanding the fact that the Effective Date of the Settlement has not yet occurred, Lead Counsel may pay from the Settlement Fund, without further approval from Defendants or further order of the Court, all Notice and Administration Costs actually incurred and paid or payable. Such costs and expenses shall include, without limitation, the actual costs of printing and mailing the Postcard Notice, publishing the Summary Notice, reimbursements to nominee owners for forwarding the Postcard Notice to their beneficial owners, the administrative expenses incurred and fees charged by the Claims Administrator in connection with providing notice, administering the Settlement (including processing the submitted Claims), and the fees, if any, of the Escrow Agent. In the event that the Settlement is terminated pursuant to the terms of this Stipulation, all Notice and Administration Costs paid or incurred, including any related fees, shall not be returned or repaid to Defendants, any of the other Released Defendants’ Parties, or any other person or entity who or which paid any portion of the Settlement Amount. ATTORNEYS’ FEES AND LITIGATION EXPENSES 22. Lead Counsel will apply to the Court for an award of attorneys’ fees to Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2595 Page 37 of 123

37 be paid from (and out of) the Settlement Fund. Lead Counsel also will apply to the Court for reimbursement of Litigation Expenses, which may include a request for reimbursement of Lead Plaintiff’s costs and expenses directly related to his representation of the Settlement Class, to be paid from (and out of) the Settlement Fund. Lead Counsel’s application for an award of attorneys’ fees and/or Litigation Expenses is not the subject of any agreement between Defendants and Lead Plaintiff other than what is set forth in this Stipulation. 23. Any attorneys’ fees and Litigation Expenses that are awarded by the Court shall be paid to Lead Counsel immediately upon award, notwithstanding the existence of any timely filed objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, subject to Lead Counsel’s obligation to make appropriate refunds or repayments to the Settlement Fund, plus accrued interest at the same net rate as is earned by the Settlement Fund, if the Settlement is terminated pursuant to the terms of this Stipulation or if, as a result of any appeal or further proceedings on remand, or successful collateral attack, the award of attorneys’ fees and/or Litigation Expenses is reduced or reversed and such order reducing or reversing the award has become Final. Lead Counsel shall make the appropriate refund or repayment in full no later than fifteen (15) business days after: (a) receiving from Defendants’ Counsel notice of the termination of the Settlement; or (b) any order reducing or reversing the award of attorneys’ fees and/or Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2596 Page 38 of 123

38 Litigation Expenses has become Final. An award of attorneys’ fees and/or Litigation Expenses is not a necessary term of this Stipulation and is not a condition of the Settlement embodied herein. Neither Lead Plaintiff nor Lead Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and/or Litigation Expenses. 24. Released Defendants’ Parties shall have no responsibility for or liability whatsoever with respect to the award of attorneys’ fees or Litigation Expenses. The attorneys’ fees and Litigation Expenses that are awarded to Lead Counsel shall be payable solely from the Escrow Account. NOTICE AND SETTLEMENT ADMINISTRATION 25. As part of the Preliminary Approval Order, Lead Plaintiff shall seek appointment of a Claims Administrator. The Claims Administrator shall administer the Settlement, including but not limited to the process of receiving, reviewing and approving or denying Claims, under Lead Counsel’s supervision and subject to the jurisdiction of the Court. Other than Ryvyl’s obligation to provide its securities holders records as provided in ¶ 26 below, none of the Defendants, nor any other Released Defendants’ Parties, shall have any involvement in or any responsibility, authority or liability whatsoever for the selection of the Claims Administrator, the Plan of Allocation, the administration of the Settlement, the Claims process, or disbursement of the Net Settlement Fund, and shall have no liability whatsoever to Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2597 Page 39 of 123

39 any person or entity, including, but not limited to, Lead Plaintiff, any other Settlement Class Members or Lead Counsel in connection with the foregoing. Defendants’ Counsel shall cooperate in the administration of the Settlement to the extent reasonably necessary to effectuate its terms. 26. In accordance with the terms of the Preliminary Approval Order to be entered by the Court, Lead Counsel shall cause the Claims Administrator to mail the Postcard Notice to those members of the Settlement Class as may be identified through reasonable effort. Lead Counsel shall also cause the Claims Administrator to: (a) post downloadable copies of the Notice and Claim Form online at www.RyvylSecuritiesSettlement.com; and (b) have the Summary Notice published in accordance with the terms of the Preliminary Approval Order to be entered by the Court. For the purposes of identifying and providing notice to the Settlement Class, within five (5) business days after the Court’s entry of an order preliminarily approving the Settlement, Ryvyl will provide or cause to be provided to the Claims Administrator in an electronic format such as Excel (at no cost to the Settlement Fund, Lead Plaintiff, the Settlement Class, Lead Counsel, or the Claims Administrator), a list of names, addresses and, to the extent available, email addresses, of the purchasers of Ryvyl and Greenbox POS common stock during the Settlement Class Period. 27. The Claims Administrator shall receive Claims and determine first, Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2598 Page 40 of 123

40 whether the Claim is a valid Claim, in whole or part, and second, each Authorized Claimant’s pro rata share of the Net Settlement Fund based upon each Authorized Claimant’s Recognized Claim compared to the total Recognized Claims of all Authorized Claimants (as set forth in the Plan of Allocation set forth in the Notice attached hereto as Exhibit A - 1, or in such other plan of allocation as the Court approves). 28. The Plan of Allocation proposed in the Notice is not a necessary term of the Settlement or of this Stipulation and it is not a condition of the Settlement or of this Stipulation that any particular plan of allocation be approved by the Court. Lead Plaintiff and Lead Counsel may not cancel or terminate the Settlement (or this Stipulation) based on this Court’s or any appellate court’s ruling with respect to the Plan of Allocation or any other plan of allocation in this Action. Defendants and the other Released Defendants’ Parties shall not object in any way to the Plan of Allocation or any other plan of allocation in this Action. No Defendant, nor any other Released Defendants’ Parties, shall have any involvement with or liability, obligation or responsibility whatsoever for the application of the Court - approved plan of allocation. 29. Any Settlement Class Member who does not submit a valid Claim Form will not be entitled to receive any distribution from the Net Settlement Fund, but will otherwise be bound by all of the terms of this Stipulation and Settlement, including Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2599 Page 41 of 123

41 the terms of the Judgment or, the Alternate Judgment, if applicable, to be entered in the Action and the releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action, claim, or other proceeding of any kind against the Released Defendants’ Parties with respect to the Released Plaintiff’s Claims in the event that the Effective Date occurs with respect to the Settlement. 30. Lead Counsel shall be responsible for supervising the administration of the Settlement and the disbursement of the Net Settlement Fund subject to Court approval. No Defendant, or any other Released Defendants’ Parties, shall be permitted to review, contest or object to any Claim Form, or any decision of the Claims Administrator or Lead Counsel with respect to accepting or rejecting any Claim for payment by a Settlement Class Member. Lead Counsel shall have the right, but not the obligation, to waive what it deems to be formal or technical defects in any Claim Forms submitted in the interests of achieving substantial justice. 31. For purposes of determining the extent, if any, to which a Settlement Class Member shall be entitled to be treated as an Authorized Claimant, the following conditions shall apply: (a) Each Settlement Class Member shall be required to submit a Claim Form, substantially in the form attached hereto as Exhibit A - 2, supported by such documents as are designated therein, including proof of the Claimant’s loss, or such other documents or proof as the Claims Administrator or Lead Counsel, in their Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2600 Page 42 of 123

42 discretion, may deem acceptable; (b) All Claim Forms must be submitted by the date set by the Court in the Preliminary Approval Order and specified in the Notice. Any Settlement Class Member who fails to submit a Claim Form by such date shall be forever barred from receiving any distribution from the Net Settlement Fund or payment pursuant to this Stipulation (unless by Order of the Court such Settlement Class Member’s Claim Form is accepted), but shall in all other respects be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment or Alternate Judgment, if applicable, and the Releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action, claim or other proceeding of any kind against any Released Defendants’ Parties with respect to any Released Plaintiffs’ Claim. Provided that it is mailed by the claim - submission deadline, a Claim Form shall be deemed to be submitted when postmarked, if received with a postmark indicated on the envelope and if mailed by first - class mail and addressed in accordance with the instructions thereon. In all other cases, the Claim Form shall be deemed to have been submitted on the date when actually received by the Claims Administrator; (c) Each Claim Form shall be submitted to and reviewed by the Claims Administrator who shall determine in accordance with this Stipulation and the plan of allocation the extent, if any, to which each Claim shall be allowed, subject Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2601 Page 43 of 123

43 to review by the Court pursuant to subparagraph (e) below as necessary; (d) Claim Forms that do not meet the submission requirements may be rejected. Prior to rejecting a Claim in whole or in part, the Claims Administrator shall communicate with the Claimant in writing, to give the Claimant the chance to remedy any curable deficiencies in the Claim Form submitted. The Claims Administrator shall notify, in a timely fashion and in writing, all Claimants whose Claim the Claims Administrator proposes to reject in whole or in part, setting forth the reasons therefor, and shall indicate in such notice that the Claimant whose Claim is to be rejected has the right to a review by the Court if the Claimant so desires and complies with the requirements of subparagraph (e) below; and (e) If any Claimant whose Claim has been rejected in whole or in part desires to contest such rejection, the Claimant must, within twenty (20) days after the date of mailing of the notice required in subparagraph (d) above, serve upon the Claims Administrator a notice and statement of reasons indicating the Claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court. If a dispute concerning a Claim cannot be otherwise resolved, Lead Counsel shall thereafter present the request for review to the Court. 32. Each Claimant shall be deemed to have submitted to the jurisdiction of the Court with respect to the Claimant’s Claim, and the Claim will be subject to Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2602 Page 44 of 123

44 investigation and discovery under the Federal Rules of Civil Procedure, provided, however, that such investigation and discovery shall be limited to that Claimant’s status as a Settlement Class Member and the validity and amount of the Claimant’s Claim. No discovery shall be allowed on the merits of this Action or of the Settlement in connection with the processing of Claim Forms. 33. Lead Counsel will apply to the Court, on notice to Defendants’ Counsel, for a Class Distribution Order: (a) approving the Claims Administrator’s administrative determinations concerning the acceptance and rejection of the Claims submitted; (b) approving payment of any administration fees and expenses associated with the administration of the Settlement from the Escrow Account; and (c) if the Effective Date has occurred, directing payment of the Net Settlement Fund to Authorized Claimants from the Escrow Account. 34. Payment pursuant to the Class Distribution Order shall be final and conclusive against all Settlement Class Members. All Settlement Class Members whose Claims are not approved by the Court for payment shall be barred from participating in distributions from the Net Settlement Fund, but otherwise shall be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment or Alternate Judgment, if applicable, to be entered in this Action and the Releases provided for herein and therein, and will be permanently barred and enjoined from bringing any action against any and all Released Defendants’ Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2603 Page 45 of 123

45 Parties with respect to any and all of the Released Plaintiff’s Claims. 35. No person or entity shall have any claim against Lead Plaintiff, Lead Counsel, the Claims Administrator or any other agent designated by Lead Counsel, or the Released Defendants’ Parties and/or their respective counsel, arising from distributions made substantially in accordance with the Stipulation, the plan of allocation approved by the Court, or any order of the Court. Lead Plaintiff and Defendants, and their respective counsel, and Lead Plaintiff’s damages expert and all other Releasees shall have no liability whatsoever for the investment or distribution of the Settlement Fund or the Net Settlement Fund, the plan of allocation, or the determination, administration, calculation, or payment of any claim or nonperformance of the Claims Administrator, the payment or withholding of taxes (including interest and penalties) owed by the Settlement Fund, or any losses incurred in connection therewith. 36. All proceedings with respect to the administration, processing and determination of Claims and the determination of all controversies relating thereto, including disputed questions of law and fact with respect to the validity of Claims, shall be subject to the jurisdiction of the Court. All Settlement Class Members and Parties to this Settlement expressly waive trial by jury (to the extent any such right may exist) and any right of appeal or review with respect to such determinations. TERMS OF THE JUDGMENT Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2604 Page 46 of 123

46 37. If the Settlement contemplated by this Stipulation is approved by the Court, Lead Counsel and Defendants’ Counsel shall request that the Court enter a Judgment, substantially in the form attached hereto as Exhibit B. CONDITIONS OF SETTLEMENT AND EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION 38. The Effective Date of the Settlement shall be deemed to occur on the occurrence or waiver of all of the following events: (a) the Court has entered the Preliminary Approval Order, substantially in the form set forth in Exhibit A attached hereto, as required by ¶ 3 above; (b) the Settlement consideration has been paid and/or delivered in accordance with the provisions of ¶¶ 8 - 15 above; (c) Defendants have not exercised their option to terminate the Settlement pursuant to the provisions of this Stipulation (including the Supplemental Agreement described in ¶ 42 below); (d) Lead Plaintiff has not exercised his option to terminate the Settlement pursuant to the provisions of this Stipulation; and (e) the Court has approved the Settlement as described herein, following notice to the Settlement Class and a hearing, as prescribed by Rule 23 of the Federal Rules of Civil Procedure, and entered the Judgment and the Judgment has become Final, or the Court has entered an Alternate Judgment and none of the Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2605 Page 47 of 123

47 Parties seek to terminate the Settlement and the Alternate Judgment has become Final. 39. Upon the occurrence of all of the events referenced in ¶ 38 above, any and all remaining interest or right of Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished and the Releases herein shall be effective. 40. If (i) Defendants exercise their right to terminate the Settlement as provided in this Stipulation; (ii) Lead Plaintiff exercises his right to terminate the Settlement as provided in this Stipulation; (iii) the Court disapproves the Settlement; or (iv) the Effective Date as to the Settlement otherwise fails to occur, then: (a) The Settlement and the relevant portions of this Stipulation shall be canceled and terminated. (b) Lead Plaintiff and Defendants shall revert to their respective positions in the Action as of February 28, 2025. (c) The terms and provisions of this Stipulation, with the exception of this ¶ 40 and ¶¶ 21, 23, 43 and 63, shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and any Judgment, or Alternate Judgment, if applicable, or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc . Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2606 Page 48 of 123

48 (d) Within fifteen (15) business days after joint written notification of termination is sent by Defendants’ Counsel and Lead Counsel to the Escrow Agent, the Settlement Fund (including accrued interest thereon and any funds received by Lead Counsel consistent with ¶ 23 above), less any Notice and Administration Costs actually incurred, paid or payable and less any Taxes paid, due or owing shall be refunded by the Escrow Agent to Defendants (or such other persons or entities as Defendants may direct). In the event that the funds received by Lead Counsel consistent with ¶ 23 above have not been refunded to the Settlement Fund within the fifteen (15) business days specified in this paragraph, those funds shall be refunded by the Escrow Agent to Defendants (or such other persons or entities as Defendants may direct) immediately upon their deposit into the Escrow Account consistent with ¶ 23 above. 41. It is further stipulated and agreed that Lead Plaintiff and Defendants, provided they unanimously agree, shall each have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to the other Parties to this Stipulation within thirty (30) days of: (a) the Court’s final refusal to enter the Preliminary Approval Order in any material respect; (b) the Court’s final refusal to approve the Settlement or any material part thereof; (c) the Court’s final refusal to enter the Judgment in any material respect as to the Settlement; (d) the date upon which the Judgment is Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2607 Page 49 of 123

49 modified or reversed in any material respect by the United States Court of Appeals for the Ninth Circuit or the United States Supreme Court; or (e) the date upon which an Alternate Judgment is modified or reversed in any material respect by the United States Court of Appeals for the Ninth Circuit or the United States Supreme Court, and the provisions of ¶ 40 above shall apply. However, any decision or proceeding, whether in this Court or any appellate court, with respect to an application for attorneys’ fees or reimbursement of Litigation Expenses or with respect to any plan of allocation shall not be considered material to the Settlement, shall not affect the finality of any Judgment or Alternate Judgment, if applicable, and shall not be grounds for termination of the Settlement. 42. In addition to the grounds set forth in ¶ 41 above, Defendants, provided they unanimously agree, shall have the unilateral right to terminate the Settlement in the event that Settlement Class Members timely and validly requesting exclusion from the Settlement Class meet the conditions set forth in Defendants’ confidential supplemental agreement with Lead Plaintiff (the “Supplemental Agreement”), in accordance with the terms of that agreement. The Supplemental Agreement, which is being executed concurrently herewith, shall not be filed with the Court and its terms shall not be disclosed in any other manner (other than the statements herein and in the Notice, to the extent necessary, or as otherwise provided in the Supplemental Agreement) unless and until the Court otherwise directs or a dispute Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2608 Page 50 of 123

50 arises between Lead Plaintiff and Defendants concerning its interpretation or application, in which event the Parties shall seek to submit the Supplemental Agreement to the Court in camera or filed under seal, and request that the Court afford it confidential treatment. NO ADMISSION OF WRONGDOING 43. Neither the Term Sheet, this Stipulation (whether or not consummated), including the exhibits hereto and the Plan of Allocation contained therein (or any other plan of allocation that may be approved by the Court), the negotiations leading to the execution of the Term Sheet and this Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, this Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Parties with respect to the truth of any fact alleged by Lead Plaintiff or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in this Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Parties or in any way referred to for any other reason as against any of the Released Defendants’ Parties, in any civil, criminal or administrative action or Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2609 Page 51 of 123

51 proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (b) shall be offered against any of the Released Plaintiff’s Parties, as evidence of, or construed as, or deemed to be evidence of any presumption, concession or admission by any of the Released Plaintiff’s Parties that any of their claims are without merit, that any of the Released Defendants’ Parties had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiff’s Parties, in any civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; or (c) shall be construed against any of the Releasees as an admission, concession, or presumption that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial; provided, however , that if this Stipulation is approved by the Court, the Parties and the Releasees and their respective counsel may refer to it to effectuate the protections from liability granted hereunder or otherwise to enforce the terms of the Settlement. MISCELLANEOUS PROVISIONS 44. All of the exhibits attached hereto are hereby incorporated by reference Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2610 Page 52 of 123

52 as though fully set forth herein. Notwithstanding the foregoing, in the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit attached hereto, the terms of the Stipulation shall prevail. 45. Defendants warrant that, as to the payments made or to be made by or on behalf of them, at the time of entering into this Stipulation and at the time of such payment they, or to their knowledge any persons or entities contributing to the payment of the Settlement Amount, were not insolvent, nor will the payment required to be made by or on behalf of them render them insolvent, within the meaning of and/or for the purposes of the United States Bankruptcy Code, including §§ 101 and 547 thereof. This representation is made by each of the Defendants and not by their counsel. 46. In the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Settlement Fund or any portion thereof by or on behalf of Defendants to be a preference, voidable transfer, fraudulent transfer or similar transaction and any portion thereof is required to be returned, and such amount is not promptly deposited into the Settlement Fund by others, then, at the election of Lead Plaintiff, Lead Plaintiff and Defendants shall jointly move the Court to vacate and set aside the Releases given and the Judgment or Alternate Judgment, if applicable, entered in favor of Defendants and the other Releasees pursuant to this Stipulation, in which event the releases and Judgment, or Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2611 Page 53 of 123

53 Alternate Judgment, if applicable, shall be null and void, and the Parties shall be restored to their respective positions in the litigation as provided in ¶ 40 above and any cash amounts in the Settlement Fund (less any Taxes paid, due or owing with respect to the Settlement Fund and less any Notice and Administration Costs actually incurred, paid or payable) shall be returned as provided in ¶ 40. 47. The Parties intend this Stipulation and the Settlement to be a final and complete resolution of all disputes asserted or which could be asserted by Lead Plaintiff and any other Settlement Class Members against the Released Defendants’ Parties with respect to the Released Plaintiff’s Claims. Accordingly, Lead Plaintiff and his counsel and Defendants and their counsel agree not to assert in any forum that this Action was brought by Lead Plaintiff or defended by Defendants in bad faith or without a reasonable basis. No Party shall assert any claims of any violation of Rule 11 of the Federal Rules of Civil Procedure relating to the institution, prosecution, defense, or settlement of this Action. The Parties agree that the amounts paid and the other terms of the Settlement were negotiated at arm’s - length and in good faith by the Parties, including through a mediation process supervised and conducted by Jed Melnick, Esq., and reflect that the Settlement was reached voluntarily after extensive negotiations and consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2612 Page 54 of 123

54 48. While retaining their right to deny that the claims asserted in the Action were meritorious, Defendants and their counsel, in any statement made to any media representative (whether or not for attribution) will not assert that the Action was commenced or prosecuted in bad faith, nor will they deny that the Action was commenced and prosecuted in good faith and is being settled voluntarily after consultation with competent legal counsel. In all events, Lead Plaintiff and his counsel and Defendants and their counsel shall not make any accusations of wrongful or actionable conduct by either Party concerning the prosecution, defense, and resolution of the Action, and shall not otherwise suggest that the Settlement constitutes an admission of any claim or defense alleged. 49. The terms of the Settlement, as reflected in this Stipulation, may not be modified or amended, nor may any of its provisions be waived except by a writing signed on behalf of both Lead Plaintiff and Defendants (or their successors - in - interest). 50. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 51. The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and Litigation Expenses to Lead Counsel and enforcing the terms of this Stipulation, Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2613 Page 55 of 123

55 including the Plan of Allocation (or such other plan of allocation as may be approved by the Court) and the distribution of the Net Settlement Fund to Settlement Class Members. 52. The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver of any other prior or subsequent breach of this Stipulation. 53. This Stipulation and its exhibits and the Supplemental Agreement constitute the entire agreement among Lead Plaintiff and Defendants concerning the Settlement and this Stipulation and its exhibits. All Parties acknowledge that no other agreements, representations, warranties, or inducements have been made by any Party hereto concerning this Stipulation, its exhibits or the Supplemental Agreement other than those contained and memorialized in such documents. 54. This Stipulation may be executed in one or more counterparts, including by signature, or by a .pdf/.tif image of the signature, transmitted via email. All executed counterparts and each of them shall be deemed to be one and the same instrument. 55. This Stipulation shall be binding upon and inure to the benefit of the successors and assigns of the Parties, including any and all Releasees and any corporation, partnership, or other entity into or with which any Party hereto may merge, consolidate or reorganize. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2614 Page 56 of 123

56 56. The construction, interpretation, operation, effect and validity of this Stipulation, the Supplemental Agreement and all documents necessary to effectuate it shall be governed by the internal laws of the State of California without regard to conflicts of laws, except to the extent that federal law requires that federal law govern. 57. Any action arising under or to enforce this Stipulation or any portion thereof, shall be commenced and maintained only in the Court. 58. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s - length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Stipulation. 59. All counsel and any other person executing this Stipulation and any of the exhibits hereto, or any related Settlement documents, warrant and represent that they have the full authority to do so and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms. 60. Lead Counsel and Defendants’ Counsel agree to cooperate fully with one another in seeking Court approval of the Preliminary Approval Order and the Settlement, as embodied in this Stipulation, and to use best efforts to promptly agree Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2615 Page 57 of 123

57 upon and execute all such other documentation as may be reasonably required to obtain final approval by the Court of the Settlement. 61. If any Party is required to give notice to another Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or facsimile or email transmission, with confirmation of receipt. Notice shall be provided as follows: If to Lead Plaintiff or Lead Counsel: Glancy Prongay & Murray LLP Ex Kano S. Sams II, Esq. 1925 Century Park East, Suite 2100 Los Angeles, CA 90067 Telephone: (310) 201 - 9150 Email: esams@glancylaw.com If to Defendants: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Attn: Sean T. Prosser, Esq. 3580 Carmel Mountain Road Suite 300 San Diego, CA 92130 Telephone: (858) 314 - 1500 Email: stprosser@mintz.com 62. Except as otherwise provided herein, each Party shall bear its own costs. 63. Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, or the Effective Date occurs, the Parties and their counsel shall use their best efforts to keep all negotiations, discussions, acts performed, agreements, drafts, documents signed and proceedings in connection Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2616 Page 58 of 123

58 with the Stipulation confidential. 64. All agreements made and orders entered during the course of this Action relating to the confidentiality of information shall survive this Settlement. 65. No later than ten (10) calendar days following the filing of this Stipulation with the Court, Defendants shall serve, or cause to be served, the notice required under the Class Action Fairness Act of 2005 (“CAFA”). No later than twenty - one (21) calendar days following the filing of this Stipulation with the Court, Defendants shall file with the Court an affidavit or declaration regarding their compliance with the CAFA notice requirements. Defendants shall be solely responsible for any costs incurred in serving or causing the service of CAFA notice, and Lead Plaintiff, the Settlement Class, and the Settlement Fund shall bear no responsibility for any such costs. 66. No opinion or advice concerning the tax consequences of the proposed Settlement to individual Settlement Class Members is being given or will be given by the Parties or their counsel; nor is any representation or warranty in this regard made by virtue of this Stipulation. Each Settlement Class Member’s tax obligations, and the determination thereof, are the sole responsibility of the Settlement Class Member, and it is understood that the tax consequences may vary depending on the particular circumstances of each individual Settlement Class Member. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2617 Page 59 of 123

Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2618 Page 60 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF CALIFORNIA MARK CULLEN and SCOT S. COOK, Individually and on behalf of all others similarly situated, Plaintiffs, v. RYVYL INC. F/K/A GREENBOX POS, BEN ERREZ, FREDI NISAN, AND BENJAMIN CHUNG, Defendants. Case No. 3:23 - cv - 0185 - GPC - SBC [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Room: 2D Judge: Hon. Gonzalo P. Curiel Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2619 Page 61 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE WHEREAS, a consolidated class action is pending in this Court entitled Cullen v. Ryvyl Inc. et al. , Case No. 3:23 - cv - 00185 - GPC - SBC (the “Action”); WHEREAS, (a) Court - appointed lead plaintiff Scot S. Cook (“Lead Plaintiff”) on behalf of himself and the Settlement Class (defined below); and (b) defendants Ryvyl Inc. f/n/a Greenbox POS (“Ryvyl”), Ben Errez, Fredi Nisan, and Benjamin Chung (collectively, “Individual Defendants”; together with Ryvyl, “Defendants”; and together with Lead Plaintiff, the “Parties”) have determined to settle all claims asserted against Defendants in this Action with prejudice on the terms and conditions set forth in the Stipulation and Agreement of Settlement dated July 9, 2025 (the “Stipulation”) subject to approval of this Court (the “Settlement”); WHEREAS, Lead Plaintiff have made an application, pursuant to Rule 23 of the Federal Rules of Civil Procedure, for an order preliminarily approving the Settlement in accordance with the Stipulation, certifying the Settlement Class for purposes of the Settlement only, and directing notice to Settlement Class Members as more fully described herein; WHEREAS, the Court has read and considered: (a) Lead Plaintiff’s motion for preliminary approval of the Settlement, and the papers filed and arguments made in connection therewith; and (b) the Stipulation and the exhibits attached thereto; and WHEREAS, unless otherwise defined herein, all capitalized words contained herein shall have the same meanings as they have in the Stipulation; NOW THEREFORE, IT IS HEREBY ORDERED: 1. Class Certification for Settlement Purposes – Pursuant to Rule 23(a) and (b)(3) of the Federal Rules of Civil Procedure, the Court certifies, solely for purposes of effectuating the proposed Settlement, a Settlement Class consisting of all persons and entities that purchased the publicly traded common stock of Ryvyl Inc. (NASDAQ: RVYL) and/or Greenbox POS (NASDAQ: GBOX) between May 13, 2021 and January 20, 2023, both dates inclusive, and were damaged thereby (the “Settlement Class Period”). Excluded from the Settlement Class are: (a) persons and Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2620 Page 62 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE entities that suffered no compensable losses; and (b)(i) Defendants; (ii) any person who served as a partner, control person, officer and/or director of the Company during the Settlement Class Period, and members of their Immediate Families; (iii) present and former parents, subsidiaries, assigns, successors, affiliates, and predecessors of the Company; (iv) any entity in which any excluded person or entity has or had a controlling interest; (v) any trust of which an Individual Defendant is the settlor or which is for the benefit of an Individual Defendant and/or member(s) of their Immediate Families; and (vi) the legal representatives, heirs, successors, predecessors, and assigns of any person or entity excluded under provisions (i) through (v) hereof. 1 Also excluded from the Settlement Class are any persons and entities who or which submit a request for exclusion from the Settlement Class that is accepted by the Court. 2. Class Findings – Solely for purposes of the proposed Settlement of this Action, the Court finds that each element required for certification of the Settlement Class pursuant to Rule 23 of the Federal Rules of Civil Procedure has been met: (a) the members of the Settlement Class are so numerous that their joinder in the Action would be impracticable; (b) there are questions of law and fact common to the Settlement Class which predominate over any individual questions; (c) the claims of Lead Plaintiff in the Action are typical of the claims of the Settlement Class; (d) Lead Plaintiff and Lead Counsel have and will fairly and adequately represent and protect the interests of the Settlement Class; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the Action. 3. The Court hereby finds and concludes that pursuant to Rule 23 of the Federal Rules of Civil Procedure, and for the purposes of the Settlement only, Lead 1 For the avoidance of doubt, “affiliates” are persons or entities that directly, or indirectly through one or more intermediaries, control, are controlled by or are under common control with one of the Defendants. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2621 Page 63 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Plaintiff is an adequate class representative and certifies him as the Class Representative for the Settlement Class. The Court also appoints Lead Counsel, the law firm of Glancy Prongay & Murray LLP, including Ex Kano S. Sams II, Esq., as Class Counsel for the Settlement Class, pursuant to Rule 23(g) of the Federal Rules of Civil Procedure. 4. Preliminary Approval of the Settlement – The Court hereby preliminarily approves the Settlement, as provided in the Stipulation, as being fair, reasonable and adequate to the Settlement Class, subject to further consideration at the Settlement Hearing to be conducted as described below. 5. Settlement Hearing and Motions Relating Thereto – The Court will hold a final fairness hearing (the “Settlement Hearing”) on _____________ __, 2025 at __:__ _.m. in the United States District Court for the Southern District of California, James M. Carter and Judith N. Keep United States Courthouse, 333 West Broadway, 2 nd Floor, Courtroom 2D, San Diego, CA 92101, for the following purposes: (a) to determine whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Settlement Class, and should be approved by the Court; (b) to determine the fairness of the terms and conditions of the issuance of the Settlement Shares, which shares are to be issued pursuant to the exemption from registration requirements under Section 3(a)(10) of the Securities Act of 1933, 15 U.S.C. § 77c(a)(10), as amended (the “Securities Act”), in exchange for the settlement and release of the Released Plaintiff’s Claims against the Released Defendants’ Parties; (c) to determine whether a Judgment substantially in the form attached as Exhibit B to the Stipulation should be entered dismissing the Action with prejudice against Defendants; (d) to determine whether the proposed Plan of Allocation for the proceeds of the Settlement is fair and reasonable and should be approved; (e) to determine whether the motion by Lead Counsel for an award of attorneys’ fees and reimbursement of Litigation Expenses should be approved; and (f) to consider any other matters that may properly be brought before the Court in Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2622 Page 64 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE connection with the Settlement. Notice of the Settlement and the Settlement Hearing shall be provided to Settlement Class Members as set forth in paragraph 7 of this Order. 6. The Court may continue or adjourn the Settlement Hearing without further notice to the Settlement Class and may approve the proposed Settlement with such modifications as the Parties may agree to, if appropriate, without further notice to the Settlement Class. The Court reserves the right to hold the Settlement Hearing telephonically or by other virtual means, in which event the Claims Administrator shall update its website regarding the Settlement Hearing’s telephonic or virtual format. 7. Retention of Claims Administrator and Manner of Giving Notice – Lead Counsel is hereby authorized to retain Simpluris (the “Claims Administrator”) to supervise and administer the notice procedure in connection with the proposed Settlement as well as the processing of Claims as more fully set forth below. Notice of the Settlement and the Settlement Hearing shall be provided as follows: (a) within five (5) business days of the date of entry of this Order, Ryvyl will provide or cause to be provided to the Claims Administrator in an electronic format such as Excel (at no cost to the Settlement Fund, Lead Plaintiff, the Settlement Class, Lead Counsel, or the claims administrator), a list of names, addresses and, to the extent available, email addresses, of the purchasers of Ryvyl and Greenbox POS common stock during the Settlement Class Period; (b) not later than twenty (20) business days after the date of entry of this Order (the “Notice Date”), the Claims Administrator shall cause a copy of the Postcard Notice to be mailed by first - class mail to potential Settlement Class Members at the addresses set forth in the records provided by Ryvyl or in the records which Ryvyl caused to be provided, or who otherwise may be identified through further reasonable effort; (c) contemporaneously with the mailing of the Postcard Notice, the Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2623 Page 65 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Claims Administrator shall cause copies of the Stipulation, the Notice, the Claim Form, and this Order to be posted on a website to be developed for the Settlement, from which copies of those documents can be downloaded. The Claims Administrator shall also post copies of the motion for attorneys’ fees and Litigation Expenses and the motion for final approval on the website once they become available; (d) not later than ten (10) business days after the Notice Date, the Claims Administrator shall cause the Summary Notice to be published once in Investor’s Business Daily and to be transmitted once over the PR Newswire ; and (e) proof of such mailing and publication shall accompany Lead Plaintiff’s motion for final approval. 8. Approval of Form and Content of Notice – The Court (a) approves, as to form and content, the Notice, the Claim Form, the Summary Notice, and the Postcard Notice attached as Exhibits A - 1, A - 2, A - 3, and A - 4 to the Stipulation, and (b) finds that the mailing and distribution of the Postcard Notice, the posting of the Stipulation, the Notice, the Claim Form, and this Order, and other relevant documents online, and the publication of the Summary Notice in the manner and form set forth in paragraph 7 of this Order (i) is the best notice practicable under the circumstances; (ii) constitutes notice that is reasonably calculated, under the circumstances, to apprise Settlement Class Members of the pendency of the Action, of the effect of the proposed Settlement (including the Releases to be provided thereunder), of Lead Counsel’s motion for an award of attorneys’ fees and reimbursement of Litigation Expenses, of their right to object to the Settlement, the Plan of Allocation and/or Lead Counsel’s motion for attorneys’ fees and reimbursement of Litigation Expenses, of their right to exclude themselves from the Settlement Class, and of their right to appear at the Settlement Hearing; (iii) constitutes due, adequate and sufficient notice to all persons and entities entitled to receive notice of the proposed Settlement; and (iv) satisfies the requirements of Rule 23 of the Federal Rules of Civil Procedure, the Due Process Clause of the United States Constitution, and the Private Securities Litigation Reform Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2624 Page 66 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 6 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Act of 1995, 15 U.S.C. § 78u - 4 (as amended). The date and time of the Settlement Hearing shall be included in the Postcard Notice, Notice, and Summary Notice before they are mailed, posted online, and published, respectively. 9. Nominee Procedures – The Claims Administrator shall make all reasonable efforts to give notice to nominees or custodians who purchased Ryvyl and Greenbox POS common stock during the Settlement Class Period as record owners but not as beneficial owners. Brokers and other nominees who purchased publicly traded Ryvyl and Greenbox POS common stock during the Settlement Class Period for the benefit of another person or entity shall, within seven (7) calendar days of receipt of the Claims Administrator’s notice of the Settlement either: (a) request from the Claims Administrator sufficient copies of the Postcard Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Postcard Notices forward them to all such beneficial owners; (b) request from the Claims Administrator a link to the Notice and Claim Form and, within seven (7) calendar days of receipt of the link, email the link to all such beneficial owners for whom valid email addresses are available; or (c) provide a list of the names, mailing addresses and email addresses (to the extent available) of all such beneficial owners to the Claims Administrator at Ryvyl Securities Settlement , c/o Claims Administrator, P.O. Box 25419, Santa Ana, CA 92799, in which event the Claims Administrator shall promptly mail the Postcard Notice, or email a link to the Notice and Claim Form, to such beneficial owners. Nominees that choose to follow procedures (a) or (b) shall also send a statement to the Claims Administrator confirming that the mailing or emailing was made as directed. Upon full and timely compliance with this Order, such nominees may seek reimbursement of their reasonable expenses actually incurred, not to exceed: (a) $0.02 per name, mailing address, and email address (to the extent available) provided to Claims Administrator; (b) $0.02 per email for emailing notice; or (c) $0.02 per postcard, plus postage at the pre - sort rate used by the Claims Administrator, for mailing the Postcard Notice, by providing the Claims Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2625 Page 67 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Administrator with proper documentation supporting the expenses for which reimbursement is sought. Such properly documented expenses incurred by nominees in compliance with the terms of this Order shall be paid from the Settlement Fund, with any disputes as to the reasonableness or documentation of expenses incurred subject to review by the Court. Nominees are not authorized to print the Postcard Notice themselves for mailing. Postcard Notices may only be printed by the Claims Administrator. 10. Participation in the Settlement – Settlement Class Members who wish to participate in the Settlement and to be eligible to receive a distribution from the Net Settlement Fund must complete and submit a Claim Form in accordance with the instructions contained therein. Unless the Court orders otherwise, all Claim Forms must be postmarked no later than one hundred twenty (120) calendar days after the Notice Date. Notwithstanding the foregoing, Lead Counsel may, at its discretion, accept for processing late Claims provided such acceptance does not delay the distribution of the Net Settlement Fund to the Settlement Class. By submitting a Claim, a person or entity shall be deemed to have submitted to the jurisdiction of the Court with respect to his, her or its Claim and the subject matter of the Settlement. 11. Each Claim Form submitted must satisfy the following conditions: (a) it must be properly completed, signed and submitted in a timely manner in accordance with the provisions of the preceding paragraph; (b) it must be accompanied by adequate supporting documentation for the transactions and holdings reported therein, in the form of broker confirmation slips, broker account statements, an authorized statement from the broker containing the transactional and holding information found in a broker confirmation slip or account statement, or such other documentation as is deemed adequate by Lead Counsel or the Claims Administrator; (c) if the person executing the Claim Form is acting in a representative capacity, a certification of his, her or its current authority to act on behalf of the Settlement Class Member must be included in the Claim Form to the satisfaction of Lead Counsel or the Claims Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2626 Page 68 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 8 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE Administrator; and (d) the Claim Form must be complete and contain no material deletions or modifications of any of the printed matter contained therein and must be signed under penalty of perjury. 12. Any Settlement Class Member who does not timely and validly submit a Claim Form or whose Claim is not otherwise approved by the Court: (a) shall be deemed to have waived his, her or its right to share in the Net Settlement Fund; (b) shall be forever barred from participating in any distributions therefrom; (c) shall be bound by the provisions of the Stipulation and the Settlement and all proceedings, determinations, orders and judgments in the Action relating thereto, including, without limitation, the Judgment or Alternate Judgment, if applicable, and the Releases provided for therein, whether favorable or unfavorable to the Settlement Class; and (d) will be barred from commencing, maintaining or prosecuting any of the Released Plaintiff Claims against each and all of the Released Defendants’ Parties, as more fully described in the Stipulation and Notice. Notwithstanding the foregoing, late Claim Forms may be accepted for processing as set forth in paragraph 10 above. 13. Exclusion From the Settlement Class – Any member of the Settlement Class who wishes to exclude himself, herself or itself from the Settlement Class must request exclusion in writing within the time and in the manner set forth in the Notice, which shall provide that: (a) any such request for exclusion from the Settlement Class must be mailed or delivered such that it is received by, or postmarked no later than, twenty - one (21) calendar days prior to the Settlement Hearing, at the following address: Ryvyl Securities Settlement , EXCLUSIONS, c/o Claims Administrator, P.O. Box 25419, Santa Ana, CA 92799, and (b) each request for exclusion must (i) state the name, address, and telephone number of the person or entity requesting exclusion, and in the case of entities, the name and telephone number of the appropriate contact person; (ii) state that such person or entity “requests exclusion from the Settlement Class in Cullen v. Ryvyl Inc. et al. , Case No. 3:23 - cv - 00185 - GPC - SBC”; (iii) state the number of shares of publicly traded Ryvyl and Greenbox POS common stock that the Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2627 Page 69 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 9 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE person or entity requesting exclusion purchased and sold during the Settlement Class Period, as well as the dates and prices of each such purchase and sale; and (iv) be signed by the person or entity requesting exclusion or an authorized representative. A request for exclusion shall not be effective unless it provides all the required information and is received by, or postmarked within, the time stated above or is otherwise accepted by the Court. 14. Any person or entity who or which timely and validly requests exclusion in compliance with the terms stated in this Order and is excluded from the Settlement Class shall not be a Settlement Class Member, shall not be bound by the terms of the Settlement or any orders or judgments in the Action and shall not receive any payment out of the Net Settlement Fund. 15. Any Settlement Class Member who or which does not timely and validly request exclusion from the Settlement Class in the manner stated in this Order: (a) shall be deemed to have waived his, her or its right to be excluded from the Settlement Class; (b) shall be forever barred from requesting exclusion from the Settlement Class in this or any other proceeding; (c) shall be bound by the provisions of the Stipulation and Settlement and all proceedings, determinations, orders and judgments in the Action, including, but not limited to, the Judgment or Alternate Judgment, if applicable, and the Releases provided for therein, whether favorable or unfavorable to the Settlement Class; and (d) will be barred from commencing, maintaining or prosecuting any of the Released Plaintiff’s Claims against any of the Released Defendants’ Parties, as more fully described in the Stipulation and Notice. 16. Determination Regarding Settlement Shares – The Court recognizes and acknowledges that a determination of fairness at the Final Approval Hearing will include the findings necessary to exempt the distribution of common stock by Ryvyl from registration pursuant to Section 3(a)(10) of the Securities Act, 15 U.S.C. Section 77(c)(a)(10), and that the Settlement Shares will be delivered to the Settlement Brokerage Account in accordance with the written instructions of Lead Counsel upon Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2628 Page 70 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 10 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE the final approval of the Settlement by this Court, without registration and compliance with the prospectus delivery requirements of the securities laws. 17. Appearance and Objections at Settlement Hearing – Any Settlement Class Member who does not request exclusion from the Settlement Class may enter an appearance in the Action, at his, her or its own expense, individually or through counsel of his, her or its own choice, by filing with the Clerk of Court and delivering a notice of appearance to both Lead Counsel and Defendants’ Counsel, at the addresses set forth in paragraph 18 below, such that it is received no later than twenty - one (21) calendar days prior to the Settlement Hearing, or as the Court may otherwise direct. Any Settlement Class Member who does not enter an appearance will be represented by Lead Counsel. 18. Any Settlement Class Member who does not request exclusion from the Settlement Class may submit a written objection to the proposed Settlement, the proposed Plan of Allocation, and/or Lead Counsel’s motion for an award of attorneys’ fees and reimbursement of Litigation Expenses and appear and show cause, if he, she or it has any cause, why the proposed Settlement, the proposed Plan of Allocation and/or Lead Counsel’s motion for attorneys’ fees and reimbursement of Litigation Expenses should not be approved; provided, however , that no Settlement Class Member shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the proposed Plan of Allocation and/or the motion for attorneys’ fees and reimbursement of Litigation Expenses unless that person or entity has filed a written objection with the Court and served copies of such objection on Lead Counsel and Defendants’ Counsel at the addresses set forth below such that they are received by, or postmarked no later than, twenty - one (21) calendar days prior to the Settlement Hearing. Lead Counsel Glancy Prongay & Murray LLP Ex Kano S. Sams II, Esq. Defendants’ Counsel Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2629 Page 71 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 11 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 1925 Century Park East, Suite 2100 Los Angeles, CA 90067 Sean T. Prosser, Esq. 3580 Carmel Mountain Rd. Suite 300 San Diego, CA 92130 19. Any objections, filings, and other submissions by the objecting Settlement Class Member: (a) must state the name, address, and telephone number of the person or entity objecting and must be signed by the objector; (b) must contain a statement of the Settlement Class Member’s objection or objections, and the specific reasons for each objection, including any legal and evidentiary support the Settlement Class Member wishes to bring to the Court’s attention; and (c) must include documents sufficient to prove membership in the Settlement Class, including the number of shares of Ryvyl and Greenbox POS common stock that the person or entity objecting purchased and sold during the Settlement Class Period, as well as the dates and prices of each such purchase and sale. Objectors who enter an appearance and desire to present evidence at the Settlement Hearing in support of their objection must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and any exhibits they intend to introduce into evidence at the hearing. 20. Any Settlement Class Member who or which does not make his, her, or its objection in the manner provided herein shall be deemed to have waived his, her, or its right to object to any aspect of the proposed Settlement, the proposed Plan of Allocation, and Lead Counsel’s motion for an award of attorneys’ fees and reimbursement of Litigation Expenses, and shall be forever barred and foreclosed from objecting to the fairness, reasonableness or adequacy of the Settlement, the Plan of Allocation or the requested attorneys’ fees and Litigation Expenses, or from otherwise being heard concerning the Settlement, the Plan of Allocation or the requested attorneys’ fees and Litigation Expenses in this or any other proceeding. 21. Stay and Temporary Injunction – Until otherwise ordered by the Court, the Court stays all proceedings in the Action other than proceedings necessary Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2630 Page 72 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 12 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE to carry out or enforce the terms and conditions of the Stipulation. Pending final determination of whether the Settlement should be approved, the Court bars and enjoins Lead Plaintiff, and all other members of the Settlement Class, from commencing or prosecuting any and all of the Released Plaintiff’s Claims against each and all of the Released Defendants’ Parties. 22. Settlement Administration Fees and Expenses – All reasonable costs incurred in identifying Settlement Class Members and notifying them of the Settlement as well as in administering the Settlement shall be paid as set forth in the Stipulation without further order of the Court. 23. Settlement Fund – The contents of the Settlement Fund held by The Huntington National Bank (which the Court approves as the Escrow Agent), shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as they shall be distributed pursuant to the Stipulation and/or further order(s) of the Court. 24. Taxes – Lead Counsel is authorized and directed to prepare any tax returns and any other tax reporting form for or in respect to the Settlement Fund, to pay from the Settlement Fund any Taxes owed with respect to the Settlement Fund, and to otherwise perform all obligations with respect to Taxes and any reporting or filings in respect thereof without further order of the Court in a manner consistent with the provisions of the Stipulation. 25. Termination of Settlement – If the Settlement is terminated as provided in the Stipulation, the Settlement is not approved, or the Effective Date of the Settlement otherwise fails to occur, this Order shall be vacated, rendered null and void and be of no further force and effect, except as otherwise provided by the Stipulation, and this Order shall be without prejudice to the rights of Lead Plaintiff, the other Settlement Class Members and Defendants, and the Parties shall revert to their respective positions in the Action as of February 28, 2025, as provided in the Stipulation. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2631 Page 73 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 13 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE 26. Use of this Order – Neither this Order, the Term Sheet, the Stipulation (whether or not consummated), including the exhibits thereto and the Plan of Allocation contained therein (or any other plan of allocation that may be approved by the Court), the negotiations leading to the execution of the Term Sheet and the Stipulation, nor any proceedings taken pursuant to or in connection with the Term Sheet, the Stipulation and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Defendants’ Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendants’ Parties with respect to the truth of any fact alleged by Lead Plaintiff or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in this Action or in any other litigation, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Defendants’ Parties or in any way referred to for any other reason as against any of the Released Defendants’ Parties, in any civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; (b) shall be offered against any of the Released Plaintiff’s Parties, as evidence of, or construed as, or deemed to be evidence of any presumption, concession or admission by any of the Released Plaintiff’s Parties that any of their claims are without merit, that any of the Released Defendants’ Parties had meritorious defenses, or that damages recoverable under the Complaint would not have exceeded the Settlement Amount or with respect to any liability, negligence, fault or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Plaintiff’s Parties, in any civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; or (c) shall be construed against any of the Releasees as an admission, concession, or presumption that the consideration to be given under the Settlement represents the amount which could be or would have been recovered Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2632 Page 74 of 123

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 14 [PROPOSED] ORDER PRELIMINARILY APPROVING SETTLEMENT AND PROVIDING FOR NOTICE after trial; provided, however , that if the Stipulation is approved by the Court, the Parties and the Releasees and their respective counsel may refer to it to effectuate the protections from liability granted thereunder or otherwise to enforce the terms of the Settlement. 27. Supporting Papers – Lead Counsel shall file the motion for final approval and the motion for an award of attorneys’ fees and reimbursement of Litigation Expenses no later than thirty - five (35) calendar days prior to the Settlement Hearing; and reply papers, if any, shall be filed and served no later than seven (7) calendar days prior to the Settlement Hearing. 28. The Court retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement. SO ORDERED this _________ day of __________________, 2025. ________________________________________ THE HONORABLE GONZALO P. CURIEL UNITED STATES DISTRICT JUDGE Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2633 Page 75 of 123

Exhibit A - 1 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF CALIFORNIA MARK CULLEN and SCOT S. COOK, individually and on behalf of all others similarly situated, Plaintiffs, v. RYVYL INC. F/K/A GREENBOX POS, BEN ERREZ, FREDI NISAN, AND BENJAMIN CHUNG, Defendants. Case No. 3:23 - cv - 0185 - GPC - SBC NOTICE OF : (I) PENDENCY OF CLASS ACTION, CERTIFICATION OF SETTLEMENT CLASS, AND PROPOSED SETTLEMENT; (II) SETTLEMENT FAIRNESS HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND REIMBURSEMENT OF LITIGATION EXPENSES A Federal Court authorized this Notice. This is not a solicitation from a lawyer. N OTICE OF P ENDENCY OF C LASS A CTION : Please be advised that your rights may be affected by the above - captioned securities class action (the “Action”) pending in the United States District Court for the Southern District of California (the “Court”), if you purchased the publicly traded common stock of Ryvyl Inc. and/or Greenbox POS (“Ryvyl common stock”) between May 13, 2021 and January 20, 2023, both dates inclusive, and were damaged thereby (the “Settlement Class Period”). 1, 2 N OTICE OF S ETTLEMENT : Please also be advised that the Court - appointed Lead Plaintiff Scot S. Cook (“Lead Plaintiff”), on behalf of himself and the Settlement Class (as defined in ¶ 28 below), have reached a proposed settlement of the Action for, among other things, $300,000 in cash (“Cash Settlement Amount”) and 700,000 freely tradable shares of Ryvyl common stock (the “Settlement 1 All capitalized terms used in this Notice that are not otherwise defined herein have the meanings ascribed to them in the Stipulation and Agreement of Settlement dated July 9, 2025 (the “Stipulation”), which is available at www.RyvylSecuritiesSettlement.com. 2 Throughout the Settlement Class Period, Ryvyl common stock was listed on the Nasdaq Capital Market exchange. On October 24, 2022, the Company changed its name from Greenbox POS to Ryvyl Inc. and the ticker symbol for its stock changed from “GBOX” to “RVYL.” Herein, references to Ryvyl common stock prices and quantities are not adjusted for the 1 - for - 10 reverse stock split that occurred after the Settlement Class Period, on or about September 7, 2023. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2634 Page 76 of 123

Page 2 of 23 NOTICE OF CLASS ACTION SETTLEMENT Shares”) that, if approved, will resolve all claims in the Action (the “Settlement”). 3 PLEASE READ THIS NOTICE CAREFULLY. This Notice explains important rights you may have, including the possible receipt of cash and stock from the Settlement. If you are a member of the Settlement Class, your legal rights will be affected whether or not you act. If you have any questions about this Notice, the proposed Settlement, or your eligibility to participate in the Settlement, please DO NOT contact any Defendants in the Action, or their counsel. All questions should be directed to Lead Counsel or the Claims Administrator ( see ¶ 96 below). 1. Description of the Action and the Settlement Class: This Notice relates to a proposed Settlement of claims in a pending securities class action brought by investors alleging, among other things, that defendants Ryvyl Inc. f/n/a Greenbox POS (“Ryvyl” or the “Company”), Ben Errez, Fredi Nisan and Benjamin Chung (collectively, “Individual Defendants”; and together with Ryvyl, “Defendants”) violated the federal securities laws by making false and misleading statements regarding Ryvyl’s internal controls and financial results. A more detailed description of the Action is set forth in paragraphs 11 - 27 below. The proposed Settlement, if approved by the Court, will settle claims of the Settlement Class, as defined in paragraph 28 below. 2. Statement of the Settlement Class’s Recovery: Subject to Court approval, Lead Plaintiff, on behalf of himself and the Settlement Class, has agreed to settle the Action in exchange for the $300,000 Cash Settlement Amount, the 700,000 Settlement Shares, and the Put Option (collectively, the “Settlement Amount”). The Net Settlement Fund ( i.e. , the Settlement Amount (including any money generated from the sale of the Settlement Shares), plus any and all interest earned thereon (the “Settlement Fund”) less (a) any Taxes, (b) any Notice and Administration Costs, (c) any Litigation Expenses awarded by the Court, and (d) any attorneys’ fees awarded by the Court) will be distributed in accordance with a plan of allocation that is approved by the Court, which will determine how the Net Settlement Fund shall be allocated among members of the Settlement Class. The proposed plan of allocation (the “Plan of Allocation”) is set forth on pages __ - __below. 3. Estimate of Average Amount of Recovery Per Share of Ryvyl Common Stock: Assuming that all Settlement Class Members elect to participate in the Settlement, the estimated average recovery (before the deduction of any Court - approved fees, expenses and costs as described herein) per affected share of Ryvyl common stock is $0.01 in cash and 0.03 shares of Ryvyl common stock (or the cash equivalent). Settlement Class Members should note, however, that the foregoing average recovery per share of Ryvyl common stock is only an estimate. Some Settlement Class Members may recover more or less than this estimated amount depending on, among other factors, which , when , and at what prices they purchased and/or sold their Ryvyl common stock, and the total number of valid Claim Forms submitted. Distributions to Settlement 3 Ryvyl will also provide the Settlement Class with a put option (“Put Option”), that may be exercised by Lead Counsel in its sole discretion, pursuant to which the Settlement Class can sell the Settlement Shares back to Ryvyl at $1.00 per share if the 10 - day average closing price falls below $1.00 (as determined by Bloomberg) before Lead Counsel sells the Settlement Shares. It is Lead Counsel’s intention to sell the Settlement Shares, either on the open market, or through the Put Option, and distribute the Net Settlement Fund to the Settlement Class. The Settlement Shares will not be distributed to Settlement Class members. Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2635 Page 77 of 123

Page 3 of 23 NOTICE OF CLASS ACTION SETTLEMENT Class Members will be made based on the Plan of Allocation set forth herein ( see pages __ - __ below) or such other plan of allocation as may be ordered by the Court. 4. Average Amount of Damages Per Share of Ryvyl Common Stock: Lead Plaintiff and Defendants (the “Parties”) do not agree on the average amount of damages per share of Ryvyl common stock that would be recoverable if Lead Plaintiff were to prevail in the Action. Among other things, Defendants do not agree with the assertion that they violated the federal securities laws or that any damages were suffered by any members of the Settlement Class as a result of their conduct. 5. Attorneys’ Fees and Expenses Sought: Court - appointed Lead Counsel, Glancy Prongay & Murray LLP (“Lead Counsel”), which has been prosecuting the Action on a wholly contingent basis since its appointment as Lead Counsel in 2023, has not received any payment of attorneys’ fees for its representation of the Settlement Class and has advanced the funds to pay expenses necessarily incurred to prosecute this Action. Lead Counsel will apply to the Court for an award of attorneys’ fees in an amount not to exceed 33⅓% of the Settlement Fund. In addition, Lead Counsel will apply for reimbursement of Litigation Expenses paid or incurred in connection with the institution, prosecution and resolution of the claims against the Defendants, in an amount not to exceed $85,000, which may include an application for reimbursement of the reasonable costs and expenses incurred by Lead Plaintiff directly related to his representation of the Settlement Class in an amount not to exceed $5,000. Any fees and expenses awarded by the Court will be paid from the Settlement Fund. Settlement Class Members are not personally liable for any such fees or expenses. The estimated average cost per affected share of Ryvyl common stock, if the Court approves Lead Counsel’s fee and expense application, is $0.017 (based on a cash equivalent of $1.00 per Settlement Share). 6. Identification of Attorneys’ Representatives: Lead Plaintiff and the Settlement Class are represented by Ex Kano S. Sams II, Esq. of Glancy Prongay & Murray LLP, 1925 Century Park East, Suite 2100, Los Angeles, CA 90067, (310) 201 - 9150, settlements@glancylaw.com. 7. Reasons for the Settlement: Lead Plaintiff’s principal reason for entering into the Settlement is the substantial immediate cash and/or cash equivalent benefit for the Settlement Class without the risk or the delays inherent in further litigation. Moreover, the substantial cash and/or cash equivalent benefit provided under the Settlement must be considered against the significant risk that a smaller recovery – or indeed no recovery at all – might be achieved after contested motions, a trial of the Action and the likely appeals that would follow a trial. This process could be expected to last several years. Defendants, who deny all allegations of wrongdoing or liability whatsoever, are entering into the Settlement solely to eliminate the uncertainty, burden and expense of further protracted litigation. YOUR LEGAL RIGHTS AND OPTIONS IN THE SETTLEMENT: SUBMIT A CLAIM FORM POSTMARKED OR ONLINE NO LATER THAN _____________, 2025. GO TO PARAGRAPH 47 FOR HOW TO SUBMIT A CLAIM FORM. This is the only way to be eligible to receive a payment from the Settlement Fund. If you are a Settlement Class Member and you remain in the Settlement Class, you will be bound by the Settlement as approved by the Court and you will give up any Released Plaintiff’s Claims (defined in ¶ 41 below) that you have against Defendants and the other Released Defendants’ Parties (defined in ¶ 42 below), so it is in your Case 3:23 - cv - 00185 - GPC - SBC Document 106 - 3 Filed 07/15/25 PageID.2636 Page 78 of 123

Case 3:23-cv-00185-GPC-SBC Document 106-3 Filed 07/15/25 PageID.2671 Page 113 of 123 Exhibit B